Exhibit 3 (ll)

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY “STRATOS HOLDINGS, INC.” IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRD DAY OF OCTOBER, A.D. 2003.
     AND I DO HEREBY FURTHER CERTIFY THAT THE SAID “STRATOS HOLDINGS, INC.” WAS INCORPORATED ON THE TENTH DAY OF MARCH, A.D. 1998.
     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE. AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

/s/ Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

2869533 8300	AUTHENTICATION: 2670063

030637984	DATE: 10-03-03

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “STRATOS HOLDINGS, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF INCORPORATION, FILED THE TENTH DAY OF MARCH, A.D. 1998, AT 9 O’CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE NINETEENTH DAY OF OCTOBER, A.D. 2000, AT 9 O’CLOCK A.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

/s/ Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

2869533 8100H	AUTHENTICATION: 2670062

030637984	DATE: 10-03-03

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/10/1998
981092073 – 2869533
CERTIFICATE OF INCORPORATION
OF
STRATOS HOLDINGS, INC.
          FIRST: The name of the Corporation is Stratos Holdings, Inc. (the “Corporation”).
          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, New Castle County, Wilmington, Delaware 19805-1297. The name of the Corporation’s registered agent at such address is Corporation Service Company.
          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.
          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares, par value of $0.01 per share. All such shares shall be of one class and shall be designated Common Stock.
          FIFTH: The name and mailing address of the sole incorporator of the Corporation is as follows:

Gregory M. Giammittorio, Esq.
Steptoe & Johnson LLP
1330 Connecticut Avenue, N.W.
Washington, D.C. 20036
          SIXTH: The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation, and the names and addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are:

Name	Mailing Address

Derrick Rowe	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

Derek Woods	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

Neil Phillips	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

          SEVENTH: The business, property and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered:
               (a) to make, alter or repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law made by the Board of Directors;
               (b) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as the Board of Directors may deem best; and
               (c) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferrd upon the Board of Directors, to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of said laws, of the Certificate of Incorporation of the Corporation as from time to time amended, and of its By-laws.
          EIGHTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.
          NINTH: No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.
          TENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
          IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring, certifying and acknowledging that the facts herein stated are true and that this Certificate is his act and deed, and accordingly have hereunto set his hand, this 25th day of February, 1998.

/s/ Gregory M. Giammittorio

Gregory M. Giammittorio, Esq.
Incorporator

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/19/2000
001526225 – 2869533
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
STRATOS HOLDINGS, INC.
It is hereby certified that:
1.	The name of the corporation is Stratos Holdings, Inc. (hereinafter, the “Corporation”).

2.	The Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety Article FOURTH thereof, and by substituting in lieu of said Article the following new Article FOURTH:
“FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is Three Thousand (3,000) shares, par value of $0.01 per share. All such shares shall be of one class and shall be designated Common Stock.”
3.	The amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware
Dated: October 18, 2000

/s/ Paul G. Fitzpatrick

Paul G. Fitzpatrick, Assistant Secretary

State of Delaware

Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “STRATOS HOLDINGS, INC.”, FILED IN THIS OFFICE ON THE NINETEENTH DAY OF OCTOBER, A.D. 2000, AT 9. O’CLOCK A.M.
     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Edward J. Freel

Edward J. Freel, Secretary of State

2869533 8100	AUTHENTICATION: 0742745

001526225	DATE: 10-19-00

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/19/2000
001526225 – 2869533
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
STRATOS HOLDINGS, INC.
It is hereby certified that:
1.	The name of the corporation is Stratos Holdings, Inc. (hereinafter, the “Corporation”).

2.	The Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety Article FOURTH thereof, and by substituting in lieu of said Article the following new Article FOURTH:
“FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is Three Thousand (3,000) shares, par value of $0.01 per share. All such shares shall be of one class and shall be designated Common Stock.”
3.	The amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware
Dated: October 18, 2000

/s/ Paul G. Fitzpatrick

Paul G. Fitzpatrick, Assistant Secretary

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
STRATOS HOLDINGS, INC.
It is hereby certified that:
1.	The name of the corporation is Stratos Holdings, Inc. (hereinafter, the “Corporation”).

2.	The Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety Article FOURTH thereof, and by substituting in lieu of said Article the following new Article FOURTH:
“FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is Three Thousand (3,000) shares, par value of $0.01 per share. All such shares shall be of one class and shall be designated Common Stock.”
3.	The amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware
Dated: October 18, 2000

/s/ Paul G. Fitzpatrick

Paul G. Fitzpatrick, Assistant Secretary

State of Delaware

Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF “STRATOS HOLDINGS, INC.”, FILED IN THIS OFFICE ON THE TENTH DAY OF MARCH, A.D. 1998, AT 9 O’CLOCK A.M.

/s/ Edward J. Freel

Edward J. Freel, Secretary of State

2869533 8100	AUTHENTICATION: 8964173

981092073	DATE: 03-10-98

CERTIFICATE OF INCORPORATION
OF
STRATOS HOLDINGS, INC.
          FIRST: The name of the Corporation is Stratos Holdings, Inc. (the “Corporation”).
          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, New Castle County, Wilmington, Delaware 19805-1297. The name of the Corporation’s registered agent at such address is Corporation Service Company.
          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.
          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares, par value of $0.01 per share. All such shares shall be of one class and shall be designated Common Stock.
          FIFTH: The name and mailing address of the sole incorporator of the Corporation is as follows:

Gregory M. Giammittorio, Esq.
Steptoe & Johnson LLP
1330 Connecticut Avenue, N.W.
Washington, D.C. 20036
          SIXTH: The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation, and the names and addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are:

Name	Mailing Address

Derrick Rowe	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

Derek Woods	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

Neil Phillips	Donovan’s Industrial Park
34 Glencoe Drive
Mt. Pearl, Newfoundland
AIN 4S8 CANADA

          SEVENTH: The business, property and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered:
               (a) to make, alter or repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-law made by the Board of Directors;
               (b) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as the Board of Directors may deem best; and
               (c) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of said laws, of the Certificate of Incorporation of the Corporation as from time to time amended, and of its By-laws.
          EIGHTH: The Corporation reserves the right at any time and from time to time to amend. alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.
          NINTH: No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.
          TENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
          IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring, certifying and acknowledging that the facts herein stated are true and that this Certificate is his act and deed, and accordingly have hereunto set his hand, this 25th day of February, 1998.

/s/ Gregory M. Giammittorio

Gregory M. Giammittorio, Esq.
Incorporator